Exhibit 10.32

FIRST AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 4)

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 4) (this “Amendment”) is made and entered into as of October 1, 2009 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”), and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009 (“Amended Lease No. 4”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 4), all as more particularly described in Amended Lease No. 4; and

WHEREAS, on or about the date hereof, SNH CHS Properties Trust has acquired certain real property and related improvements known as Brandon Woods at Alvamar, and located at 1501 Inverness Drive, Lawrence, Kansas 66047, as more particularly described on Exhibit A-26 attached hereto (the “Brandon Woods Property”); and

WHEREAS, in connection with the acquisition of the Brandon Woods Property, SNH CHS Properties Trust desires to lease the Brandon Woods Property to Five Star Quality Care Trust and Five Star Quality Care Trust desires to lease the Brandon Woods Property from SNH CHS Properties Trust; and

WHEREAS, SNH CHS Properties Trust, the other entities comprising Landlord, Five Star Quality Care Trust and the other entities comprising Tenant wish to amend Amended Lease No. 4 to include the Brandon Woods Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 4 is hereby amended as follows:

1.             Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 4 is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Twenty-Two Million Seven Hundred Forty-Seven Thousand Three Hundred Sixty-Nine and 09/100s Dollars ($22,747,369.09) per annum.

2.             Leased Property.  Section 2.1 of Amended Lease No. 4 is hereby amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)           those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-26 attached hereto and made a part hereof (the “Land”).

3.             Schedule 1.  Schedule 1 to Amended Lease No. 4 is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

4.             Exhibit A.  Exhibit A to Amended Lease No. 4 is hereby amended by adding Exhibit A-26 attached hereto immediately following Exhibit A-25 to the Amended Lease No. 4.

5.             Ratification.  As amended hereby, Amended Lease No. 4 is hereby ratified and confirmed.

[Remainder of page intentionally left blank;

signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH NS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

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SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer

FIVE STAR QUALITY CARE - NS TENANT, LLC

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer

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EXHIBIT A-26

Brandon Woods at Alvamar

1501 Inverness Drive

Lawrence, KS 66047

Certain attachments to the Exhibits to this agreement have been omitted. The Company agrees to furnish supplementally copies of any of the omitted attachments to the Exhibits to the Securities and Exchange Commission upon request.

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	2009	N/A	03/31/2008	8%
A-2	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501	2005	$5,205,189	12/31/2001	10%
A-3	Court at Palm-Aire 2701 North Course Drive Pompano Beach, FL 33069	2007	$12,992,201	09/01/2006	8.25%
A-4	Southland Care Center 606 Simmons Street Dublin, GA 31021	2005	$5,335,403	12/31/2001	10%
A-5	Autumn Breeze Healthcare Center 1480 Sandtown Road Marietta, GA 30008	2005	$5,208,341	12/31/2001	10%
A-6	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	2006	$2,240,421	06/03/2005	9%
A-7	Westridge Quality Care & Rehabilitation 600 Manor Drive Clarinda, IA 51632	2005	$2,933,641	12/31/2001	10%
A-8	Brenden Gardens 900 Southwind Road Springfield, IL 62703	2007	$1,802,414	09/01/2006	8.25%
A-9	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	2005	$2,539,735	10/25/2002	10%
A-10	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	2006	$1,197,256	11/19/2004	9%
A-11	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42503	2007	$1,893,629	11/05/2006	8.25%

A-12	Centennial Park Retirement Village 510 Centennial Circle North Platte, NE 69101	2009	N/A	02/17/2008	8%
A-13	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	2006	$2,210,173	06/03/2005	9%
A-14	NewSeasons at Cherry Hill 490 Cooper Landing Road Cherry Hill, NJ 08002*	N/A	N/A	12/29/2003	10%
A-15	NewSeasons at Mount Arlington 2 Hillside Drive Mount Arlington, NJ 07856*	N/A	N/A	12/29/2003	10%
A-16	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914*	N/A	N/A	12/29/2003	10%
A-17	NewSeasons at Clarks Summit 950 Morgan Highway Clarks Summit, PA 18411*	N/A	N/A	12/29/2003	10%
A-18	NewSeasons at Exton 600 North Pottstown Pike Exton, PA 19341*	N/A	N/A	12/29/2003	10%
A-19	NewSeasons at Glen Mills (Concordville) 242 Baltimore Pike Glen Mills, PA 19342*	N/A	N/A	12/29/2003	10%
A-20	NewSeasons at Tiffany Court 700 Northampton Street Kingston, PA 18704*	N/A	N/A	12/29/2003	10%
A-21	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	2006	$1,322,836	06/03/2005	9%
A-22	Montevista at Coronado 1575 Belvidere Street El Paso, TX 79912	2005	$8,149,609	01/11/2002	10%

“*” indicates New Seasons Property

A-23	Dominion Village at Poquoson 531 Wythe Creek Road Poquoson, VA 23662	2005	$1,359,832	5/30/2003	10%
A-24	Morningside in the West End 3000 Skipwith Road Richmond, VA 23294	2006	$3,792,363	11/19/2004	9%
A-25	Worland Healthcare & Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	2005	$3,756,035	12/31/2001	10%
A-26	Brandon Woods at Alvamar 1501 Inverness Drive, Lawrence, KS 66047	2010	N/A	10/01/2009	8.75%